                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number: 3235-0570

                                                       Expires: Sept. 30, 2007

                                                       Estimated average burden
                                                       hours per response: 19.4
                                                       -------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number: 811-02773

                                THE GATEWAY TRUST
               (Exact name of registrant as specified in charter)

       Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209
               (Address of principal executive offices)         (Zip code)

                                 Geoffrey Keenan
  The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati,
                                    OH 45209
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 719-1100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders

                                     GATEWAY
                                      FUND

                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                                THE GATEWAY TRUST
                                  P.O. BOX 5211
                            CINCINNATI, OH 45201-5211
                                  800.354.6339

                                  GATEWAY FUND
                       TOTAL RETURNS -- DECEMBER 31, 2004

                                                        Average Annual Total Return
                                      -----------------------------------------------------      12/31/04
                                        One     Three     Five      Ten     Since Inception       Price
                                       Year     Years     Years    Years      on 12/7/77        Per Share
                                       ----     -----     -----    -----      ----------        ---------
GATEWAY FUND                           6.95%     4.33%     3.16%    7.40%        9.20%           $  24.31

Lehman Brothers U. S. Intermediate
  Government/Credit Bond Index         3.04%     5.69%     7.21%    7.15%

S&P 500 Index                         10.87%     3.58%    (2.30%)  12.07%

                                                   Cumulative Total Return
                                       -------------------------------------------------------
                                        One      Three     Five       Ten      Since Inception
                                        Year     Years    Years      Years       on 12/7/77
                                        ----     -----    -----      -----     ---------------
GATEWAY FUND                            6.95%    13.57%    16.81%    104.26%       982.64%

Lehman Brothers U. S. Intermediate
  Government/Credit Bond Index          3.04%    18.04%    41.64%     99.57%

S&P 500 Index                          10.87%    11.14%   (10.97%)   212.41%

Data sources throughout this report: Gateway Investment Advisers, L.P., Thomson Financial and Lehman Brothers, Inc.

Performance data throughout this report represents past performance and is no guarantee of future results. The total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

This report must be preceded by or accompanied by a prospectus.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted those proxies during the twelve-month period ended June 30, 2004, are available without charge: (i) upon request by calling the Fund at 800.354.6339, and (ii)from the Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available without charge: (i) upon request by calling the Fund at 800.354.6339, and (ii) on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

                                  GATEWAY FUND
                             LETTER TO SHAREHOLDERS

Dear Shareholder:

Throughout its history, the Gateway Fund has endeavored to deliver the rewards of effective risk management to its investors. That remains its highest priority. The Fund not only strives for consistent returns, but also returns in excess of those available from other investments comparable in volatility. The following pages review the Fund's risk management strategy, provide an overview of the markets in 2004, discuss the Fund's performance for the year and offer our perspectives for 2005. We trust that you will find them informative.

STRATEGY REVIEW

The investment objective of the Gateway Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. The Fund employs a strategy comprised of three integrated components: sale of cash-settled index call options on the entire value of its equity portfolio; purchase of index put options; and ownership of a broadly diversified common stock portfolio designed to support its index-option-based risk management strategy.

By selling index call options, the Fund receives a steady cash flow in exchange for the uncertain future potential of its equity portfolio. The degree of uncertainty in the equity markets determines the magnitude of the cash flows available to the Fund. In highly volatile markets, uncertainty is magnified and cash flow from the sale of index call options rises. Conversely, when markets exhibit reduced volatility, this cash flow decreases. The Fund seeks to optimize the cash flows available from selling index call options, which serve as the Fund's primary source of return.

As the cash flow from the sale of index call options varies over time and is somewhat limited in reducing downside exposure, the Fund also buys index put options to protect against a significant market decline over a short period of time. The value of an index put option generally rises as the underlying stock prices decline. The Fund seeks the most cost-effective protection available from index put options, which serve as a key component in reducing the overall volatility of the Fund.

                                ASSET ALLOCATION
                          AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2004

Common Stocks                           98.9%
Put Options                              0.2%
Repurchase Agreements                    3.8%
Call Options                            (3.2%)
Other Assets and Liabilities, Net        0.3%
                                       -----
                                       100.0%
                                       =====

The final component of the Fund's risk management strategy is the continuous ownership of a diversified common stock portfolio generally representative of the broad U. S. equity market. The common stock portfolio is designed to provide support for the index option components of the Fund's strategy by efficiently tracking the performance of the index underlying the Fund's option positions within defined parameters.

The total return of the Fund over a given period is primarily attributable to the interaction of the three components of the index-option-based risk management strategy. Accordingly, total return is a combination of the change in market value and the dividend yield associated with the common stock portfolio, the cash flow from index call options, the cost of purchasing index put options and the operating expenses of the Fund.

                                  GATEWAY FUND
                             LETTER TO SHAREHOLDERS

2004 MARKET OVERVIEW

Although 2004 was a year of great political and economic uncertainty, little evidence of market volatility emerged from trading in the equity markets during the year. For much of the year the equity markets languished in an uncharacteristically narrow trading range. A number of cross currents dominated market sentiment during the first three quarters of 2004 which left investors with little guidance upon which to base their decisions. On the positive side, corporate profitability remained robust, productivity continued to grow and the economy posted solid, although not spectacular, growth. On the negative side, investors contended with high oil and gasoline prices, an unexpected lack of recovery in jobs growth, difficult periods in the war in Iraq and the uncertainty of a hotly contested presidential race.

When the presidential race concluded in early November, a major market uncertainty was removed and investors acted on their desire to return to equities in anticipation of continued economic growth. On the heels of its lackluster performance during the first three quarters of 2004, the S&P 500 Index rode the strength of an 11% rally after October 25 to deliver a total return of 10.87% for the year. Lower-risk bond investments, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, earned a total return of 3.04% in 2004, despite the Federal Reserve Board's five separate increases of 25 basis points each to short-term interest rates over the course of the year.

The year 2004 hearkened back to the subdued equity markets of 1992, 1993 and 1994. In the options markets, call sellers continued to lament the lack of usual volatility and concurrent levels of option premiums. Puts, conversely, remained relatively cheap. While many feel that the low premiums and implied volatility reflected investor complacency, the truth is more an enigmatic blend of fear and caution. Low expectations for future market upside and fear of event risk drove investors to the sidelines, resulting in a tighter-than-normal trading range for the broad indexes. As the year 2004 came to a close, market volatility was at one of its lowest levels since 1995.

                         GROWTH OF A $10,000 INVESTMENT
                       JANUARY 1, 1995 - DECEMBER 31, 2004

[LINE GRAPH]
                                  Gateway Fund
                          Average Annual Total Return

                 One Year         Five years          Ten Years
                 --------         ----------          ---------
                   6.95%             3.16%              7.40%

                                                 LEHMAN BROTHERS U.S.
                                                    INTERMEDIATE
                                                GOVERNMENT/CREDIT BOND
           GATEWAY FUND     S&P 500 INDEX               INDEX
            $10,000.00       $10,000.00              $10,000.00
Jan-95      $10,167.96       $10,259.30              $10,168.00
Feb-95      $10,316.54       $10,658.39              $10,378.48
Mar-95      $10,419.90       $10,972.92              $10,437.63
Apr-95      $10,504.24       $11,295.52              $10,567.06
May-95      $10,575.67       $11,746.21              $10,886.19
Jun-95      $10,614.80       $12,019.08              $10,959.12
Jul-95      $10,679.96       $12,416.91              $10,960.22
Aug-95      $10,732.09       $12,448.07              $11,059.96
Sep-95      $10,849.39       $12,973.38              $11,139.59
Oct-95      $10,882.11       $12,927.07              $11,263.24
Nov-95      $11,032.61       $13,493.27              $11,410.79
Dec-95      $11,104.00       $13,753.15              $11,530.60
Jan-96      $11,248.46       $14,221.31              $11,629.76
Feb-96      $11,209.09       $14,353.14              $11,493.70
Mar-96      $11,294.50       $14,491.36              $11,433.93
Apr-96      $11,439.41       $14,704.96              $11,393.91
May-96      $11,538.25       $15,082.88              $11,384.79
Jun-96      $11,637.01       $15,140.35              $11,505.47
Jul-96      $11,452.10       $14,471.45              $11,539.99
Aug-96      $11,610.60       $14,776.65              $11,549.22
Sep-96      $11,881.36       $15,607.10              $11,709.76
Oct-96      $12,027.02       $16,037.54              $11,917.02
Nov-96      $12,232.33       $17,248.38              $12,074.32
Dec-96      $12,273.43       $16,906.69              $11,997.05
Jan-97      $12,479.25       $17,961.66              $12,043.84
Feb-97      $12,492.48       $18,103.56              $12,066.72
Mar-97      $12,420.02       $17,361.31              $11,983.46
Apr-97      $12,673.14       $18,396.05              $12,124.86
May-97      $12,773.01       $19,514.53              $12,225.50
Jun-97      $12,946.21       $20,388.78              $12,336.75
Jul-97      $13,179.76       $22,009.69              $12,587.19
Aug-97      $12,959.53       $20,776.70              $12,524.25
Sep-97      $13,353.24       $21,913.19              $12,669.53
Oct-97      $13,145.99       $21,180.41              $12,810.17
Nov-97      $13,580.60       $22,160.85              $12,838.35
Dec-97      $13,789.20       $22,541.36              $12,941.06
Jan-98      $14,008.72       $22,789.31              $13,110.58
Feb-98      $14,213.53       $24,432.88              $13,100.09
Mar-98      $14,352.54       $25,684.08              $13,142.01
Apr-98      $14,499.08       $25,942.47              $13,207.72
May-98      $14,594.34       $25,496.52              $13,304.14
Jun-98      $14,814.13       $26,532.18              $13,389.29
Jul-98      $14,784.80       $26,250.94              $13,436.15
Aug-98      $14,036.39       $22,460.31              $13,647.10
Sep-98      $14,439.93       $23,899.11              $13,989.64
Oct-98      $14,939.70       $25,843.07              $13,975.65
Nov-98      $15,350.54       $27,409.42              $13,974.25
Dec-98      $15,479.64       $28,988.75              $14,030.15
Jan-99      $15,736.60       $30,201.06              $14,107.32
Feb-99      $15,758.63       $29,262.41              $13,899.94
Mar-99      $16,067.98       $30,433.20              $14,004.19
Apr-99      $16,333.42       $31,611.87              $14,047.60
May-99      $16,399.73       $30,865.52              $13,939.43
Jun-99      $16,687.38       $32,578.55              $13,949.19
Jul-99      $16,576.75       $31,562.10              $13,936.64
Aug-99      $16,665.27       $31,404.29              $13,947.79
Sep-99      $16,687.43       $30,543.50              $14,077.50
Oct-99      $17,085.59       $32,476.29              $14,114.10
Nov-99      $17,269.95       $33,136.54              $14,131.04
Dec-99      $17,485.99       $35,088.28              $14,084.41
Jan-00      $17,566.43       $33,326.85              $14,032.29
Feb-00      $17,633.18       $32,696.97              $14,147.36
Mar-00      $18,068.72       $35,894.73              $14,294.49
Apr-00      $18,135.58       $34,814.30              $14,261.61
May-00      $18,202.68       $34,100.61              $14,284.43

Jun-00      $18,586.75       $34,942.89              $14,535.84
Jul-00      $18,564.45       $34,397.78              $14,646.31
Aug-00      $19,169.65       $36,533.89              $14,819.14
Sep-00      $19,014.38       $34,604.90              $14,953.99
Oct-00      $18,858.46       $34,459.56              $15,022.78
Nov-00      $18,511.46       $31,744.14              $15,227.09
Dec-00      $18,641.04       $31,899.69              $15,507.27
Jan-01      $19,112.66       $33,032.13              $15,761.59
Feb-01      $18,430.34       $30,022.90              $15,911.32
Mar-01      $17,836.88       $28,122.45              $16,033.84
Apr-01      $18,332.75       $30,304.75              $15,992.15
May-01      $18,479.41       $30,507.80              $16,081.71
Jun-01      $18,398.10       $29,766.46              $16,141.21
Jul-01      $18,374.18       $29,474.75              $16,476.95
Aug-01      $17,740.27       $27,632.57              $16,641.72
Sep-01      $17,048.40       $25,402.63              $16,884.69
Oct-01      $17,309.24       $25,887.82              $17,164.97
Nov-01      $17,773.13       $27,873.41              $16,993.32
Dec-01      $17,986.41       $28,118.70              $16,899.86
Jan-02      $18,043.97       $27,708.16              $16,987.74
Feb-02      $17,896.01       $27,173.40              $17,121.94
Mar-02      $18,230.66       $28,195.12              $16,863.40
Apr-02      $17,773.07       $26,486.49              $17,141.65
May-02      $17,764.18       $26,293.14              $17,313.06
Jun-02      $17,067.83       $24,421.07              $17,461.96
Jul-02      $16,453.39       $22,518.67              $17,668.01
Aug-02      $16,657.41       $22,665.04              $17,931.26
Sep-02      $15,617.99       $20,203.62              $18,252.23
Oct-02      $16,845.56       $21,979.51              $18,181.05
Nov-02      $17,443.58       $23,271.91              $18,164.68
Dec-02      $17,110.41       $21,905.85              $18,560.67
Jan-03      $16,911.92       $21,334.11              $18,558.82
Feb-03      $16,681.92       $21,014.09              $18,820.50
Mar-03      $16,970.52       $21,217.93              $18,839.32
Apr-03      $17,827.53       $22,964.17              $18,982.50
May-03      $18,116.34       $24,172.08              $19,364.04
Jun-03      $18,107.28       $24,481.48              $19,350.49
Jul-03      $18,337.24       $24,912.36              $18,824.16
Aug-03      $18,551.79       $25,398.15              $18,869.33
Sep-03      $18,460.88       $25,128.93              $19,346.73
Oct-03      $18,791.33       $26,548.71              $19,164.87
Nov-03      $18,922.87       $26,782.34              $19,191.70
Dec-03      $19,095.07       $28,185.74              $19,358.67
Jan-04      $19,169.54       $28,704.35              $19,486.43
Feb-04      $19,301.81       $29,103.34              $19,685.20
Mar-04      $19,326.90       $28,663.88              $19,838.74
Apr-04      $19,243.80       $28,213.86              $19,368.56
May-04      $19,409.29       $28,600.39              $19,281.40
Jun-04      $19,632.50       $29,155.24              $19,339.25
Jul-04      $19,483.29       $28,190.20              $19,501.70
Aug-04      $19,533.95       $28,302.96              $19,827.38
Sep-04      $19,692.18       $28,608.63              $19,861.08
Oct-04      $19,867.44       $29,046.35              $19,994.15
Nov-04      $20,256.84       $30,219.82              $19,812.20
Dec-04      $20,422.94       $31,247.29              $19,946.93

Past performance does not guarantee future results. The average annual total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares.

                                  GATEWAY FUND
                             LETTER TO SHAREHOLDERS

2004 PERFORMANCE COMMENTARY

For the year ended December 31, 2004, the Gateway Fund delivered a total return of 6.95%. As a result of low volatility in the equity markets, cash flows from the Fund's call writing activity were below historical averages, but a tame stock market resulted in option premiums directly benefiting the Fund's performance. As previously mentioned, the S&P 500 Index earned a total return of 10.87% for the same period, while bonds, as measured by the Lehman Brothers U.
S. Intermediate Government/Credit Bond Index, posted a total return of 3.04%. Since the common stock portfolio is designed to support the index-option-based risk management strategy as efficiently as possible, discussion of the Fund's comparative total return performance to the S&P 500 Index is more clearly focused on the results of its index option hedging activity.

During the first quarter of 2004, the Fund achieved fairly consistent, positive performance, despite relatively low option premium levels. The S&P 500 Index continued its fourth quarter 2003 rally into January and February, as the Fund lagged with in-the-money index call option positions. During March, those positions helped buffer the Fund against a sharp market sell-off. Stock market volatility declined during the first two months of the quarter, but spiked in March allowing the Fund to restore a more favorable premium-to-earn posture. In this environment of increasing uncertainty as the quarter unfolded, the Fund delivered three consecutive positive monthly returns, cumulatively totaling 1.22% for the quarter versus a 1.69% quarterly return for the S&P 500 Index. Bonds responded favorably to disappointing job creations and the lack of economic vigor, with the Lehman Brothers U. S. Intermediate Government/Credit Bond Index posting a total return of 2.47% for the first quarter.

For the second quarter of 2004, the Gateway Fund earned 1.59% as compared to a return of 1.72% for the S&P 500 Index. As the equity market sell-off continued into April, the Fund continued to earn premiums from index call options allowing it to offset much, though not all, of the monthly decline experienced by the S&P 500 Index. In May and June, investors on balance focused more on positive corporate earnings reports and other signs of continued economic recovery than they did on rising oil prices and disturbing reports on Iraq. During this period, the Fund derived its monthly returns from the accumulation of option premiums, with little demand placed on them to hedge falling stock values. By quarter-end, volatility fell to one of its lowest levels over the past ten years. Fears of rising interest rates and inflation caused the bond market to record one of its worst quarters in over a decade, with the Lehman Brothers U.
S. Intermediate Government/Credit Bond Index down 2.52% in the second quarter.

In the third quarter of 2004, the Gateway Fund demonstrated its ability to dampen volatility as the S&P 500 Index seesawed. When the S&P 500 Index declined sharply in July and into mid-August, the Fund's index-option-based risk management strategy helped preserve its portfolio assets. When the S&P 500 Index recovered in the second half of the quarter, net premiums from index option transactions more than offset a slight initial decline in the Fund. For the third quarter, the Fund posted a net gain of 0.30% while the S&P 500 Index dropped 1.87%. Bonds, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, recovered from their second quarter decline, recording a gain of 2.71% for the third quarter.

Early in the fourth quarter of 2004, pre-election uncertainty increased market volatility which was reflected in higher option premiums for the Fund in October. With the elimination of a major uncertainty following the November presidential election, investors returned their focus to robust corporate profits and overall economic activity. Volatility, however, returned to the relatively low levels experienced throughout most of 2004. Amid a strong equity rally, the Gateway Fund shook off the effects of low market volatility and lower-than-historical average option premiums to deliver a return of 3.71% for the fourth quarter. The S&P 500 Index earned 9.23% for the same period. Despite record deficits in both the balance of payments and the federal budget, low levels of inflation encouraged bond investors, prompting the Lehman Brothers U.
S. Intermediate Government/Credit Bond Index to a gain of 0.44% for the fourth quarter.

                                  GATEWAY FUND
                             LETTER TO SHAREHOLDERS

The combination of the Gateway Fund's diversified common stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is designed to provide fairly consistent returns over a wide range of fixed income and equity market environments. Despite the lack of volatility that supports higher option premiums, the Fund was able to produce returns in 2004 that were fairly consistent with its historical averages, while adhering to its disciplined hedged approach to equity investing.

COMMON STOCK PORTFOLIO TRANSITION

Prior to September 2004, the Gateway Fund's common stock portfolio was comprised of the 500 stocks included in the S&P 500 Index, in approximately the same proportions as the S&P 500 Index. In September 2004, the Fund began implementation of a change in the composition of its diversified stock portfolio. A multi-factor quantitative model is now used to construct a portfolio that meets established criteria and constraints, which include keeping predicted differences between the price performance of the portfolio and that of the index underlying the Fund's option strategy within defined parameters, as well as other criteria that may affect performance, such as dividend yield.

                       COMMON STOCK PORTFOLIO COMPOSITION
                             AS OF DECEMBER 31, 2004

                                            Gateway     S&P 500
                                             Fund        Index
                                            ---------   -------
Total Holdings                                323          500
Total S&P Holdings                            169          500
Total Non-S&P Holdings                        154            0
Dividend Yield (2)                           2.58%(1)     1.71%
Average Market Cap, $B (2)                  28.39        22.62
Weighted Average Price/Earnings Ratio (2)   22.90        23.99
Weighted Average Price/Book Ratio (2)        4.47         4.24

(1) This percentage represents the dividend yield of the equity securities in the Gateway Fund, not the dividend yield of the Fund itself.

(2) Calculations obtained from Bloomberg, L.P.

                           PORTFOLIO SECTOR WEIGHTING
                               % OF COMMON STOCKS
                             AS OF DECEMBER 31, 2004


[BAR CHART]

         Gateway Fund       S&P 500 Index
Basic Materials         5.5%             3.7%
Commercial Services     1.6%             2.0%
Consumer Cyclical       7.9%             8.5%
Consumer Non-Cyclical   9.5%             8.2%
Consumer Services       1.7%             5.4%
Energy                  7.3%             7.0%
Financial              26.6%            24.1%
Health Care            10.7%            12.5%
Industrials             4.9%             3.1%
Technology             15.0%            17.5%
Telecommunications      4.7%             3.3%
Transportation          0.4%             1.8%
Utilities               4.2%             2.9%

                                  GATEWAY FUND
                             LETTER TO SHAREHOLDERS

By taking advantage of this modeling technology, the Fund is able to draw from a larger universe of equities, own a smaller number of stock positions and exercise greater flexibility with respect to portfolio considerations such as improved tax efficiency. As a result of the portfolio transition from its former pure indexed approach, the number of stocks held was reduced to 323 holdings as of December 31, 2004 and a higher dividend yield was achieved. However, the change did not affect the Fund's investment objective or its index-option-based risk management strategy, which remains the Fund's most distinguishing feature and its primary source of return.

The transition to this more flexible common stock portfolio approach was not without cost to the Fund, although the Board of Trustees and management firmly believe that the ongoing benefits to shareholders far outweigh the transitional costs. These one-time costs included increased brokerage commissions and custodian transaction charges and a reduction to the Fund's capital loss carryforward. The transition also resulted in a significantly higher portfolio turnover ratio of 71% for 2004. It is anticipated that the Fund's portfolio turnover ratio will return to a more historically normal level in subsequent years.

2005 PERSPECTIVE

The Fund applies its hedging techniques in a consistent and disciplined manner seeking to deliver investment performance that offers an efficient trade-off between risk and reward. A continuation of market conditions prevailing at the end of 2004 may keep option premium levels suppressed well into 2005. If this is the case, call options, although muted, will continue to provide incremental return potential. Concurrently, hedging with low cost put options in the face of potential market risk may prove to be prudent. Fund investors, therefore, would continue to earn option premiums while enjoying the benefits of downside protection against a sharp market decline over a short period of time, even if the market stalls.

There are, however, factors that have the potential to increase market volatility and widen the current narrow trading range, including further interest rate hikes, inflationary fears, terrorism concerns and global market developments. Rising uncertainty in the market can be of benefit since increased volatility translates into higher option premium cash flows that can be captured by the Fund. In either scenario, we believe the Gateway Fund continues to offer an attractive alternative to other low-risk investments and can be a valuable addition to a well-diversified portfolio.

We invite you to visit our website at www.gatewayfund.com for updates on the Fund's investment results and statistics. As always, we appreciate your support and continued confidence.

/s/ Walter G. Sall      /s/ Patrick Rogers, CFA
------------------      -----------------------
Walter G. Sall          Patrick Rogers, CFA
Chairman                Portfolio Manager

                                  GATEWAY FUND
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

             COMMON STOCKS - 98.9%
SHARES       BASIC MATERIALS - 5.5%                                     VALUE (000's)
------       ----------------------                                     -------------
179,650      3M Co.                                                     $   14,744
133,670      Alcoa Inc.                                                      4,200
 40,050      Bowater Incorporated                                            1,761
 71,550      CONSOL Energy Inc.                                              2,937
469,448      Dow Chemical Company                                           23,242
456,900      E. I. du Pont de Nemours and Company                           22,411
133,100      Eastman Chemical Company                                        7,684
 35,126      International Paper Company                                     1,475
219,450      Lubrizol Corporation                                            8,089
161,350      Lyondell Chemical Company                                       4,666
 12,125      MeadWestvaco Corporation                                          411
 20,550      Nucor Corporation                                               1,076
113,650      Olin Corporation                                                2,503
158,950      Packaging Corporation of America                                3,743
318,250      RPM International, Inc.                                         6,257
290,600      Sonoco Products Company                                         8,616
 60,700      USEC Inc.                                                         588
                                                                        ----------
                                                                           114,403
                                                                        ----------
             COMMERCIAL SERVICES - 1.7%
  9,750      Apollo Group, Inc. - Class A *                                    787
151,250      Automatic Data Processing, Inc.                                 6,708
 30,600      Career Education Corporation *                                  1,224
 40,250      Catalina Marketing Corporation                                  1,192
106,200      Cendant Corporation                                             2,483
 48,900      Cognizant Technology Solutions Corporation - Class A *          2,070
100,050      Electronic Data Systems Corporation                             2,311
 11,800      FactSet Research Systems Inc.                                     689
 23,550      Fair Isaac Corporation                                            864
 68,019      First Data Corporation                                          2,893
 33,050      IAC/InterActiveCorp *                                             913
 37,200      Omnicom Group Inc.                                              3,137
 98,500      Paychex, Inc.                                                   3,357
 47,350      Reuters Group PLC - ADR                                         2,034
280,150      ServiceMaster Company                                           3,863
 70,850      StarTek, Inc.                                                   2,016
                                                                        ----------
                                                                            36,541
                                                                        ----------
             CONSUMER CYCLICAL - 7.7%
122,400      Abercrombie & Fitch Co. - Class A                               5,747
 42,700      Aeropostale, Inc. *                                             1,257
 70,600      American Eagle Outfitters, Inc.                                 3,325
109,350      Best Buy Co., Inc.                                              6,498
 15,250      CarMax, Inc. *                                                    474
 21,400      CDW Corporation                                                 1,420

                 See accompanying notes to financial statements.

                                  GATEWAY FUND
                  PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

 SHARES                                                  VALUE (000's)
-------                                                  -------------
             CONSUMER CYCLICAL (CONTINUED)
 70,900      Chico's FAS, Inc. *                         $   3,228
 68,950      Christopher & Banks Corporation                 1,272
 50,800      Claire's Stores, Inc.                           1,080
  7,750      Coach, Inc. *                                     437
463,100      Delphi Corporation                              4,177
 26,900      Eaton Corporation                               1,947
 36,750      Fastenal Company                                2,262
121,650      Foot Locker, Inc.                               3,276
271,663      Ford Motor Company                              3,977
 42,600      Furniture Brands International, Inc.            1,067
176,750      Gap, Inc.                                       3,733
357,550      General Motors Corporation                     14,323
 36,550      Gentex Corporation                              1,353
 75,250      Genuine Parts Company                           3,316
424,250      Home Depot, Inc.                               18,132
 38,000      Hot Topic, Inc. *                                 653
 25,800      J. C. Penney Company, Inc.                      1,068
221,850      Limited Brands                                  5,107
 15,550      Longs Drug Stores Corporation                     429
 60,350      Lowe's Companies, Inc.                          3,476
167,050      May Department Stores Company                   4,911
134,400      Maytag Corporation                              2,836
 81,350      Michaels Stores, Inc.                           2,438
 69,550      Nordstrom, Inc.                                 3,250
 14,200      Overstock.com, Inc. *                             980
 46,350      Pacific Sunwear of California, Inc. *           1,032
 53,250      Pep Boys - Manny, Moe, & Jack                     909
213,100      Pier 1 Imports, Inc.                            4,198
 61,250      Ross Stores, Inc.                               1,768
 65,350      Sears, Roebuck and Co.                          3,335
 14,850      Superior Industries International, Inc.           431
 95,500      Talbots, Inc.                                   2,600
 33,350      TJX Companies, Inc.                               838
 28,850      Urban Outfitters, Inc. *                        1,281
610,850      Wal-Mart Stores, Inc.                          32,265
 71,000      Whirlpool Corporation                           4,914
                                                         ---------
                                                           161,020
                                                         ---------
             CONSUMER NON-CYCLICAL - 9.4%
311,550      Albertson's, Inc.                               7,440
802,800      Altria Group, Inc.                             49,051
 98,950      Avon Products, Inc.                             3,829
385,150      Coca-Cola Company                              16,034
156,150      Colgate-Palmolive Company                       7,988

                See accompanying notes to financial statements.

                                  GATEWAY FUND
                  PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

 SHARES                                                       VALUE (000's)
-------                                                       -------------
             CONSUMER NON-CYCLICAL (CONTINUED)
  143,150    ConAgra Foods, Inc.                              $    4,216
  210,850    Diageo PLC - ADR                                     12,204
  142,250    Gillette Company                                      6,370
  183,500    Kimberly-Clark Corporation                           12,076
  171,100    Loews Corporation - Carolina Group                    4,953
  367,100    Newell Rubbermaid Inc.                                8,880
   26,150    Nu Skin Enterprises, Inc. - Class A                     664
   96,480    PepsiCo, Inc.                                         5,036
  540,900    Procter & Gamble Company                             29,793
  363,450    Sara Lee Corporation                                  8,774
  820,550    Tupperware Corporation                               17,002
  177,975    Vector Group Ltd.                                     2,960
    2,250    Whole Foods Market, Inc.                                214
                                                              ----------
                                                                 197,484
                                                              ----------
             CONSUMER SERVICES - 1.8%
   33,300    Callaway Golf Company                                   450
    6,100    Clear Channel Communications, Inc.                      204
   63,700    Eastman Kodak Company                                 2,054
   23,450    GTECH Holdings Corporation                              609
   64,400    International Game Technology                         2,214
   20,300    Mandalay Resort Group                                 1,430
   54,200    Nautilus Group, Inc.                                  1,310
   21,550    Polaris Industries Inc.                               1,466
   71,750    R. R. Donnelley & Sons Company                        2,532
   16,950    Rank Group PLC - ADR                                    176
  724,550    Regal Entertainment Group - Class A                  15,034
  183,700    Sirius Satellite Radio Inc. *                         1,405
   75,550    Standard Register Company                             1,067
  123,050    Time Warner Inc. *                                    2,392
   33,741    Viacom Inc. - Class B                                 1,228
   74,600    Walt Disney Company                                   2,074
   36,950    XM Satellite Radio Holdings Inc. - Class A *          1,390
                                                              ----------
                                                                  37,035
                                                              ----------
             ENERGY - 7.2%
  500,964    ChevronTexaco Corporation                            26,306
   54,381    ConocoPhillips                                        4,722
   87,300    Diamond Offshore Drilling, Inc.                       3,496
   63,050    ENSCO International Incorporated                      2,001
1,314,132    Exxon Mobil Corporation                              67,362
  177,850    Halliburton Company                                   6,979
  215,850    Kerr-McGee Corporation                               12,474
   33,250    Patterson-UTI Energy, Inc.                              647
  110,750    Schlumberger Limited                                  7,415

                 See accompanying notes to financial statements.

                                  GATEWAY FUND
                  PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

 SHARES                                                       VALUE (000's)
-------                                                       -------------
              ENERGY (CONTINUED)
   16,050     Shell Transport & Trading Company PLC - ADR      $     825
   32,300     Smith International, Inc. *                          1,758
  294,050     Tidewater Inc.                                      10,471
   69,550     Total SA - ADR                                       7,639
                                                               ---------
                                                                 152,095
                                                               ---------
              FINANCIAL - 26.3%
   82,050     A. G. Edwards, Inc.                                  3,545
   40,250     ACE Limited                                          1,721
   68,300     Allstate Corporation                                 3,532
  205,950     American Home Mortgage Investment Corp.              7,054
  455,686     American International Group, Inc.                  29,925
  122,100     Aon Corporation                                      2,913
  192,250     Arthur J. Gallagher & Co.                            6,248
1,156,780     Bank of America Corporation                         54,357
   57,550     Capitol Federal Financial                            2,072
   75,475     Charles Schwab Corporation                             903
   27,250     Chicago Mercantile Exchange                          6,232
    2,700     Chubb Corporation                                      208
1,352,615     Citigroup Inc.                                      65,169
   43,000     Commerce Bancorp, Inc.                               2,769
  221,250     Converium Holding AG - ADR                           1,027
   84,548     Countrywide Financial Corporation                    3,129
  434,600     Crescent Real Estate Equities Company                7,936
   49,100     Equity Office Properties Trust                       1,430
  161,700     Fannie Mae                                          11,515
  162,850     Fidelity National Financial, Inc.                    7,437
  204,400     First Industrial Realty Trust, Inc.                  8,325
2,382,336     General Electric Company                            86,955
   81,700     Glimcher Realty Trust                                2,264
   58,900     Goldman Sachs Group, Inc.                            6,128
   69,300     Hartford Financial Services Group, Inc.              4,803
   61,850     Health Care REIT, Inc.                               2,360
  135,400     Hospitality Properties Trust                         6,228
  649,200     HRPT Properties Trust                                8,329
  263,200     HSBC Holdings PLC - ADR                             22,409
   10,000     Jefferies Group, Inc.                                  403
  994,077     JPMorgan Chase & Co.                                38,779
   73,300     Legg Mason, Inc.                                     5,370
   52,250     Liberty Property Trust                               2,257
  127,850     Lincoln National Corporation                         5,968
  386,200     Lloyds TSB Group PLC - ADR                          14,208
  295,100     Marsh & McLennan Companies, Inc.                     9,709
    7,800     MBNA Corporation                                       220

                   See accompanying notes to financial statements.

                                  GATEWAY FUND
                  PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

 SHARES                                                     VALUE (000's)
-------                                                     -------------
              FINANCIAL (CONTINUED)
   53,650     Mercury General Corporation                   $   3,215
   99,350     Merrill Lynch & Co., Inc.                         5,938
  267,150     Morgan Stanley                                   14,832
  174,850     Nationwide Health Properties, Inc.                4,153
  284,400     New York Community Bancorp, Inc.                  5,850
   19,150     Newcastle Investment Corporation                    609
  150,557     Regions Financial Corporation                     5,358
  398,683     U. S. Bancorp                                    12,487
  211,350     Unitrin, Inc.                                     9,606
  309,759     Wachovia Corporation                             16,293
  254,900     Waddell & Reed Financial, Inc. - Class A          6,090
  125,900     Washington Mutual, Inc.                           5,323
  295,450     Wells Fargo & Company                            18,362
   23,750     XL Capital Ltd. - Class A                         1,844
                                                            ---------
                                                              553,797
                                                            ---------
              HEALTH CARE - 10.5%
  282,250     Abbott Laboratories                              13,167
    6,800     Aetna Inc.                                          848
   94,227     Amgen Inc. *                                      6,045
   13,200     Biogen Idec Inc. *                                  879
   17,750     Boston Scientific Corporation *                     631
1,352,900     Bristol-Myers Squibb Company                     34,661
   11,600     Cardinal Health, Inc.                               675
   61,250     Caremark Rx, Inc. *                               2,415
   20,750     Coventry Health Care, Inc. *                      1,101
  233,100     Eli Lilly and Company                            13,228
    8,300     Genentech, Inc. *                                   452
   22,250     Gilead Sciences, Inc. *                             779
  126,450     GlaxoSmithKline PLC - ADR                         5,992
   13,950     Guidant Corporation                               1,006
    4,800     ImClone Systems Incorporated *                      221
  606,822     Johnson & Johnson                                38,485
   78,500     Medtronic Inc.                                    3,899
   18,300     Mentor Corporation                                  617
  733,400     Merck & Co., Inc.                                23,572
    6,150     Omnicare, Inc.                                      213
    6,400     Onyx Pharmaceuticals, Inc. *                        207
   17,250     OSI Pharmaceuticals, Inc. *                       1,291
1,633,800     Pfizer Inc.                                      43,933
   98,950     Schering-Plough Corporation                       2,066
   93,700     Select Medical Corporation                        1,649
  124,150     UnitedHealth Group Incorporated                  10,929
   17,900     Universal Health Services, Inc. - Class B           797

                See accompanying notes to financial statements.

                                  GATEWAY FUND
                  PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

 SHARES                                        VALUE (000's)
-------                                        -------------
           HEALTH CARE (CONTINUED)
 34,550    WellPoint Inc. *                    $    3,973
181,800    Wyeth                                    7,743
                                               ----------
                                                  221,474
                                               ----------
           INDUSTRIALS - 4.7%
 21,950    Black & Decker Corporation               1,939
139,500    Briggs & Stratton Corporation            5,800
106,950    Caterpillar Inc.                        10,429
  2,600    Cummins, Inc.                              218
 31,900    Deere & Company                          2,373
156,600    Emerson Electric Co.                    10,978
114,550    Hubbell Incorporated - Class B           5,991
  6,450    Illinois Tool Works Inc.                   598
 15,950    Ingersoll-Rand Company                   1,281
 30,000    Parker-Hannifin Corporation              2,272
 89,750    Pentair, Inc.                            3,910
 56,900    Snap-on Incorporated                     1,955
196,300    SPX Corporation                          7,864
126,800    Stanley Works                            6,212
 94,900    Timken Company                           2,469
299,003    Tyco International Ltd.                 10,686
116,750    United Technologies Corporation         12,066
289,500    Waste Management, Inc.                   8,668
114,600    York International Corporation           3,958
                                               ----------
                                                  99,667
                                               ----------
           TECHNOLOGY - 14.9%
 19,650    Adobe Systems Incorporated               1,233
 52,650    ADTRAN, Inc.                             1,008
 25,275    Advanced Micro Devices, Inc. *             557
 24,925    Agilent Technologies, Inc. *               601
 29,500    Akamai Technologies, Inc. *                384
 92,800    Amazon.com, Inc. *                       4,110
121,550    Analog Devices, Inc.                     4,488
 46,100    Apple Computer, Inc. *                   2,969
281,700    Applied Materials, Inc. *                4,817
 52,400    Ask Jeeves, Inc. *                       1,402
141,250    BEA Systems, Inc. *                      1,251
194,852    Boeing Company                          10,087
 78,650    Broadcom Corporation - Class A *         2,539
 22,000    CheckFree Corp. *                          838
888,625    Cisco Systems, Inc. *                   17,150
190,275    Corning Incorporated *                   2,240
  9,750    Cree, Inc. *                               391
137,250    Dell Inc. *                              5,784

                 See accompanying notes to financial statements.

                                  GATEWAY FUND
                  PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

 SHARES                                                        VALUE (000's)
-------                                                        ------------
             TECHNOLOGY (CONTINUED)
  154,950    eBay Inc. *                                       $  18,018
   33,850    F5 Networks, Inc. *                                   1,649
    6,550    Goodrich Corporation                                    214
   14,000    Google Inc. - Class A *                               2,703
    3,100    Harris Corporation                                      192
  422,005    Hewlett-Packard Company                               8,849
  292,500    Honeywell International Inc.                         10,357
   41,550    InfoSpace, Inc. *                                     1,976
1,277,578    Intel Corporation                                    29,883
  245,850    International Business Machines Corporation          24,236
    8,950    International Rectifier Corporation *                   399
   40,300    Internet Security Systems, Inc. *                       937
   48,900    Intersil Corporation - Class A                          819
   65,050    JDS Uniphase Corporation *                              206
   20,650    Lam Research Corporation *                              597
   45,700    Linear Technology Corporation                         1,771
  678,190    Lucent Technologies Inc. *                            2,550
   45,950    Macromedia, Inc. *                                    1,430
   87,700    Maxim Integrated Products, Inc.                       3,718
   32,650    McAfee Inc. *                                           945
    4,300    Mercury Interactive Corporation *                       196
  110,550    Microchip Technology Incorporated                     2,947
2,198,900    Microsoft Corporation                                58,733
  175,571    Motorola, Inc.                                        3,020
   60,250    National Semiconductor Corporation                    1,081
  111,450    Nokia Corporation - ADR                               1,746
    8,400    NVIDIA Corporation *                                    198
   10,550    OmniVision Technologies, Inc. *                         194
  789,348    Oracle Corporation *                                 10,830
   34,450    PeopleSoft, Inc. *                                      912
   18,900    Plantronics, Inc.                                       784
   16,750    PMC-Sierra, Inc. *                                      188
   24,450    Priceline.com Incorporated *                            577
  345,600    QUALCOMM Incorporated                                14,653
   35,900    Raytheon Company                                      1,394
   24,800    Red Hat, Inc. *                                         331
   53,000    RF Micro Devices, Inc. *                                362
    9,400    Shanda Interactive Entertainment Ltd. - ADR *           399
   94,300    Siebel Systems, Inc. *                                  990
   14,650    Siemens AG - ADR                                      1,240
    5,950    Silicon Laboratories Inc. *                             210
   33,800    Sohu.com Inc. *                                         599
   31,300    Sonus Networks, Inc. *                                  179

                 See accompanying notes to financial statements.

                                  GATEWAY FUND
                  PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

 SHARES                                                  VALUE (000's)
-------                                                  ------------
              TECHNOLOGY (CONTINUED)
   97,850     Symantec Corporation *                      $   2,521
   22,900     Taser International, Inc. *                       723
  366,900     Texas Instruments Incorporated                  9,033
   18,650     Travelzoo Inc. *                                1,780
   17,200     United Online, Inc. *                             198
   28,200     UTStarcom, Inc. *                                 625
  105,500     VeriSign, Inc. *                                3,536
   72,126     VERITAS Software Corporation *                  2,059
   49,950     WebEx Communications, Inc. *                    1,188
   94,000     Xilinx, Inc.                                    2,787
  350,250     Yahoo! Inc. *                                  13,197
                                                          ---------
                                                            312,708
                                                          ---------
              TELECOMMUNICATIONS - 4.6%
  108,571     AT&T Corp.                                      2,069
  530,750     BellSouth Corporation                          14,750
  547,350     Citizens Communications Company                 7,548
   42,900     Nextel Communications, Inc. - Class A *         1,287
1,252,556     SBC Communications Inc.                        32,278
  168,150     Sprint Corporation                              4,179
   39,350     TDC A/S - ADR                                     837
   64,300     Telstra Corporation Ltd. - ADR                  1,231
  819,668     Verizon Communications Inc.                    33,205
                                                          ---------
                                                             97,384
                                                          ---------
              TRANSPORTATION - 0.5%
  100,250     AMR Corporation *                               1,098
   34,800     GATX Corporation                                1,028
   59,900     JetBlue Airways Corporation *                   1,391
   71,200     United Parcel Service, Inc. - Class B           6,085
                                                          ---------
                                                              9,602
                                                          ---------
              UTILITIES - 4.1%
   84,400     Ameren Corporation                              4,232
  732,200     Atmos Energy Corporation                       20,026
   18,500     Consolidated Edison, Inc.                         809
  333,500     Duke Energy Corporation                         8,448
  264,350     Duquesne Light Holdings Inc.                    4,983
  296,050     Great Plains Energy Incorporated                8,964
   59,000     National Fuel Gas Company                       1,672
  159,800     NICOR Inc.                                      5,903
  210,650     OGE Energy Corp.                                5,584
   95,500     ONEOK, Inc.                                     2,714
  272,350     Pepco Holdings, Inc.                            5,807
   65,303     Progress Energy, Inc.                           2,954
   65,950     Public Service Enterprise Group Inc.            3,414

                    See accompanying notes to financial statements.

                                  GATEWAY FUND
                  PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

SHARES                                                                              VALUE (000's)
------                                                                              -------------
           UTILITIES (CONTINUED)
  3,900    UIL Holdings Corporation                                                 $        200
414,200    United Utilities PLC - ADR                                                     10,173
 39,400    Vectren Corporation                                                             1,056
                                                                                    ------------
                                                                                          86,939
                                                                                    ------------

             Total common stocks (cost $1,746,020)                                     2,080,149
                                                                                    ------------

CONTRACTS
           PUT OPTIONS - 0.2%
  2,019    On S&P 500 Index expiring January 22, 2005 at 1075                                 50
  5,094    On S&P 500 Index expiring February 19, 2005 at 1075                               688
  3,158    On S&P 500 Index expiring February 19, 2005 at 1100                               647
  4,474    On S&P 500 Index expiring March 19, 2005 at 1075                                1,521
  2,245    On S&P 500 Index expiring March 19, 2005 at 1100                                1,078
                                                                                    ------------
              Total put options (cost $6,954)                                              3,984
                                                                                    ------------
           REPURCHASE AGREEMENT - 3.8% **
           1.60% repurchase agreement with U. S. Bank, N. A.
              dated December 31, 2004, due January 3, 2005 (repurchase proceeds           80,012
              $80,023)                                                              ------------
              Total common stocks, put options and repurchase agreement - 102.9%       2,164,145
                                                                                    ------------

           CALL OPTIONS - (3.2%) ***
 (2,475)   On S&P 500 Index expiring January 22, 2005 at 1175                            (10,148)
 (2,096)   On S&P 500 Index expiring January 22, 2005 at 1200                             (4,402)
 (2,847)   On S&P 500 Index expiring February 19, 2005 at 1175                           (13,409)
 (3,555)   On S&P 500 Index expiring February 19, 2005 at 1200                           (10,345)
 (3,866)   On S&P 500 Index expiring March 19, 2005 at 1175                              (20,759)
 (2,151)   On S&P 500 Index expiring March 19, 2005 at 1200                               (7,830)
                                                                                    ------------
              Total call options outstanding (premiums received $61,283)                 (66,893)
                                                                                    ------------
           OTHER ASSETS AND LIABILITIES, NET - 0.3%                                        6,683
                                                                                    ------------
           NET ASSETS - 100.0%                                                      $  2,103,935
                                                                                    ============

           *     Non-income producing.

           ** Repurchase agreement fully collateralized by U. S. Government Agency obligations.

           *** The $2,080,149,000 aggregate value of common stocks covers outstanding call options.

           ADR - American Depository Receipt
           Common stocks are grouped by sector.

                 See accompanying notes to financial statements.

                                  GATEWAY FUND
            STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2004

                                                                      (000's)
ASSETS:
Common stocks, at value (cost $1,746,020)                           $ 2,080,149
Put options, at value (cost $6,954)                                       3,984
Repurchase agreement                                                     80,012
Receivable for investments sold                                           7,191
Receivable for Fund shares sold                                           5,929
Dividends and interest receivable                                         3,866
Other assets                                                                 52
                                                                    -----------
  Total assets                                                        2,181,183
                                                                    -----------

LIABILITIES:
Call options outstanding, at value (premiums received $61,283)           66,893
Payable to custodian                                                      7,191
Payable for Fund shares redeemed                                          2,357
Accrued distribution expenses                                               656
Accrued investment advisory and management fees                              34
Other accrued expenses and liabilities                                      117
                                                                    -----------
  Total liabilities                                                      77,248
                                                                    -----------

NET ASSETS                                                          $ 2,103,935
                                                                    ===========

NET ASSETS CONSIST OF:                                              $ 1,933,645
Paid-in capital                                                              67
Undistributed net investment income                                    (155,326)
Accumulated net realized loss on investment transactions                325,549
Net unrealized appreciation on investments                          -----------
  Net assets                                                        $ 2,103,935
                                                                    ===========

FUND SHARES OUTSTANDING
(unlimited number of shares authorized, no par value)                    86,530
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                                        $     24.31
                                                                    ===========

                See accompanying  notes to finnancial statements.

                                  GATEWAY FUND
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                    (000's)
INVESTMENT INCOME:
Dividends                                                          $  40,819
Interest                                                                 732
Other income                                                             121
                                                                   ---------
 Total investment income                                              41,672
                                                                   ---------

EXPENSES:
Investment advisory and management fees                                9,929
Distribution expenses                                                  6,178
Professional fees                                                        151
Trustees' fees                                                           140
Registration fees                                                        118
Custodian fees                                                           109
Standard & Poor's licensing fees                                         100
Insurance expense                                                         58
Other expenses                                                            72
                                                                   ---------
 Total expenses                                                       16,855
                                                                   ---------

NET INVESTMENT INCOME                                                 24,817
                                                                   ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
Common stocks                                                        107,879
Put options expired and closed                                       (60,563)
Call options expired and closed                                      (41,143)
                                                                   ---------
 Net realized gain on investment transactions                          6,173
                                                                   ---------

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS:
Common stocks                                                         50,617
Put options                                                            2,943
Call options                                                          39,567
                                                                   ---------
 Net change in unrealized appreciation/depreciation
   on investments                                                     93,127
                                                                   ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       99,300
                                                                   ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 124,117
                                                                   =========

                 See accompanying notes to financial statements.

                                  GATEWAY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         (000's)

                                                                    Year Ended December 31,
                                                                   -------------------------
                                                                      2004          2003
                                                                   -----------   -----------
FROM OPERATIONS:
Net investment income                                              $    24,817   $    10,279
Net realized gain (loss) on investment transactions                      6,173      (128,222)
Net change in unrealized appreciation/depreciation on investments       93,127       249,831
                                                                   -----------   -----------
  Net increase in net assets from operations                           124,117       131,888
                                                                   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                             (24,820)      (10,278)
                                                                   -----------   -----------

FROM FUND SHARETRANSACT IONS:
Proceeds from shares sold                                              987,276       544,736
Net asset valueof share s issued in reinvestment of distributions
  to share holders                                                      21,112         9,123
Payments for shares redeemed                                          (409,311)     (338,356)
                                                                   -----------   -----------
  Net increase in net assets from Fund shares transactions             599,077       215,503
                                                                   -----------   -----------

NET INCREASE IN NET ASSETS                                             698,374       337,113

NET ASSETS:
Beginning of year                                                    1,405,561     1,068,448
                                                                   -----------   -----------
End of year                                                        $ 2,103,935   $ 1,405,561
                                                                   ===========   ===========

UNDISTRIBUTED NET INVESTMENT INCOME                                $        67   $        70
                                                                   ===========   ===========

FUND SHARE TRANSACTIONS:
Shares sold                                                             41,915        24,684
Shares issued in reinvestment of distributions to shareholders             867           397
Shares redeemed                                                        (17,372)      (15,429)
                                                                   -----------   -----------
  Net increase in Fund shares outstanding                               25,410         9,652
Shares outstanding, beginning of year                                   61,120        51,468
                                                                   -----------   -----------
Shares outstanding, end of year                                         86,530        61,120
                                                                   ===========   ===========

                See accompanying notes to financial statements.

                                  GATEWAY FUND
         FINANCIAL HIGHLIGHTS - PER SHARE DATA FOR A SHARE OUTSTANDING
                              THROUGHOUT EACH YEAR

                                                                     Year Ended December 31,
                                              -----------------------------------------------------------------------
                                                  2004          2003           2002           2001           2000
                                              -----------    -----------    -----------    -----------    -----------
BEGINNING NET ASSET VALUE                     $     23.00    $     20.76    $     21.98    $     22.92    $     23.67
                                              -----------    -----------    -----------    -----------    -----------
INVESTMENT OPERATIONS:
Net investment income                                0.29           0.17           0.15           0.11           0.08
Net realized and unrealized gain (loss)              1.31           2.24          (1.22)         (0.92)          1.49
                                              -----------    -----------    -----------    -----------    -----------
    Total from investment operations                 1.60           2.41          (1.07)         (0.81)          1.57
                                              -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS:
Dividends from net investment income                (0.29)         (0.17)         (0.15)         (0.11)         (0.08)
Distributions from net realized gain                   --             --             --          (0.02)         (2.24)
                                              -----------    -----------    -----------    -----------    -----------
    Total distributions                             (0.29)         (0.17)         (0.15)         (0.13)         (2.32)
                                              -----------    -----------    -----------    -----------    -----------

ENDING NET ASSET VALUE                        $     24.31    $     23.00    $     20.76    $     21.98    $     22.92
                                              ===========    ===========    ===========    ===========    ===========

TOTAL RETURN                                         6.95%         11.61%         (4.86%)        (3.53%)         6.61%

ENDING NET ASSETS (000'S)                     $ 2,103,935    $ 1,405,561    $ 1,068,448    $ 1,285,131    $ 1,491,052

AVERAGE NET ASSETS RATIOS:
Total expenses                                       0.97%          0.97%          0.97%          0.97%          0.98%
Net investment income                                1.42%          0.86%          0.66%          0.43%          0.33%

PORTFOLIO TURNOVER RATE                                71%             5%            13%            18%            22%

                See accompanying notes to financial statements.

                                  GATEWAY FUND
               NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Gateway Trust (the Trust) is an Ohio business trust, registered under the Investment Company Act of 1940, which is authorized to establish and operate one or more separate series of mutual funds. The Trust currently operates one diversified mutual fund, the Gateway Fund (the Fund). The investment objective of the Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. The Fund attempts to achieve its investment objective primarily by owning a diversified portfolio of common stocks and by selling index call options. The Fund also buys index put options that can protect the Fund from a significant market decline over a short period of time.

The following is a summary of the Fund's significant accounting policies:

INVESTMENTS VALUATION - The Fund values its portfolio securities as of the close of the regular session of trading on the New York Stock Exchange (the
NYSE), normally 4:00 P.M. Eastern time. Securities, other than option contracts, traded on a national stock exchange are valued at the last reported sales price on the primary exchange on which the security is traded. Securities traded in the over-the-counter market, and which are quoted by NASDAQ, are valued at the NASDAQ Official Closing Price. Option contracts (both purchased and written) are valued at the average of the closing bid and asked quotations. Securities, other than option contracts, for which market quotations are not readily available or in which trading has been suspended during the day, and option contracts for which closing market quotations are not considered to reflect option contract values as of the close of the NYSE, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees.

SHARE VALUATION - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on the trade date. Capital gains and losses are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

OPTION TRANSACTIONS - The Fund purchases index put options and writes (sells) index call options. When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently valued until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are recorded on the ex-dividend date and are declared and paid to shareholders annually.

                                  GATEWAY FUND
               NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004

FEDERAL INCOME TAXES - The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Based on this policy, the Fund makes no provision for income taxes.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows (000's):

Cost of common stocks and options            $ 1,696,369
                                             ===========

Gross unrealized appreciation                $   342,294
Gross unrealized depreciation                    (21,423)
                                             -----------
      Net unrealized appreciation                320,871
Undistributed ordinary income                         67
Capital loss carryforwards                      (150,648)
                                             -----------
Distributable earnings                       $   170,290
                                             ===========

The Fund's capital loss carryforwards expire December 31, 2011. For the year ended December 31, 2004, the Fund utilized $36,041,000 of the capital loss carryforwards to offset realized gains. The difference between the book basis and tax basis of distributable earnings resulted from the tax deferral of losses on wash sales and the tax recognition of net unrealized depreciation on open option contracts at December 31, 2004. There were no differences between the book basis and tax basis of distributions paid for the years ended December 31, 2004 and 2003.

REPURCHASE AGREEMENTS - The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.    TRANSACTIONS WITH AFFILIATES

The Fund pays the Adviser an investment advisory and management fee under the terms of a Management Agreement at an annual rate of 0.925% of average daily net assets minus all distribution expenses. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows for the payment of distribution expenses by the Fund related to the sale and distribution of its shares. In any year, distribution expenses cannot exceed 0.50% of average daily net assets. The Adviser receives no separate fee for its transfer agency, fund accounting and other services to the Fund, and the Adviser pays the Fund's expenses of reporting to shareholders under the Management Agreement.

If total annual operating expenses (excluding taxes, interest, brokerage commissions and expenses of an extraordinary nature) exceed 1.50% of the Fund's average daily net assets, the Adviser has agreed to reduce its fee as necessary to limit the Fund's expenses to this level.

                                  GATEWAY FUND
               NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004

3.    INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, cost of purchases of investment securities (excluding any short-term investments and U. S. government securities) totaled $1,695,422,000 and proceeds from sales totaled $1,217,333,000.

The Fund may write (sell) call options on stock indexes in exchange for cash (that is, the premium received) to enhance earnings on the portfolio securities. However, using these call options limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the contracts. The Fund may also buy put options on stock indexes. The purchase of put options involves the risk of loss of all or part of the cash paid for the put options. In general, the liability recorded upon receipt of written option premiums increases to offset rises and decreases to offset declines in portfolio value. Similarly, the value of purchased put options generally increases to offset declines and decreases to offset rises in portfolio value. For the year ended December 31, 2004, transactions in written options were as follows:

                                   Contracts   Premiums (000's)
                                   ---------   ----------------
Outstanding at December 31, 2003      12,982   $         45,734
Options written                      115,890            295,795
Options terminated in closing
   purchase transactions             (97,349)          (251,657)
Options expired                      (14,533)           (28,589)
                                     -------   ----------------
Outstanding at December 31, 2004      16,990   $         61,283
                                     =======   ================

4.    BANK LINE OF CREDIT

The Fund has an uncommitted $65 million bank line of credit to be used as a temporary liquidity source for meeting redemption requests. Borrowings under this arrangement, expiring October 31, 2005, bear interest at the bank's prime rate minus 0.50%. There are no fees associated with maintaining this facility. During the year ended December 31, 2004, there were no borrowings on this line of credit.

5.    COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trustees and officers of the Trust for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.    TAX INFORMATION (UNAUDITED)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise shareholders as to the federal income tax status of distributions received during the Fund's fiscal year.

On December 30, 2004, the Fund declared and paid an ordinary income dividend of $24,820,000 or $0.29 per share to shareholders of record as of December 29, 2004. For the year ended December 31, 2004, 100% of the dividends paid from ordinary income are considered "qualified dividends" subject to a federal tax rate of not more than 15% and 100% of the dividends paid qualified for the dividends received deduction for corporations.

                                  GATEWAY FUND
                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of the Gateway Fund of The Gateway Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gateway Fund (the Fund) of The Gateway Trust as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the years ended December 31, 2001 and 2000 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on these financial highlights in their report dated January 17, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Fund of The Gateway Trust as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
January 18, 2005

                                                               ERNST & YOUNG LLP

                                  GATEWAY FUND
                            FUND EXPENSES (UNAUDITED)

As a shareholder, you may incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem the Fund through certain financial institutions; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees) and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period indicated.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual Fund expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transaction costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if you incurred transaction costs, your costs would have been higher. Please refer to the Fund's prospectus for additional information on applicability of transaction costs for the Fund.

                                              Beginning         Ending          Expenses Paid
                                            Account Value    Account Value      During Period
                                               7/1/04           12/31/04      7/1/04 - 12/31/04*
                                            -------------    -------------    ------------------
Actual                                      $    1,000.00    $    1,040.20    $             4.97
Hypothetical (5% return before expenses)    $    1,000.00    $    1,020.26    $             4.93

      * Expenses are equal to the Fund's annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the most recent fiscal half-year period).

                                  GATEWAY FUND
             MANAGEMENT INFORMATION - DECEMBER 31, 2004 (UNAUDITED)

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS NOT AN "INTERESTED PERSON" OF THE GATEWAY TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940.

JAMES M. ANDERSON, Cincinnati Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, Ohio 45229; Trustee of The Gateway Trust since April 1997; Cincinnati Children's Hospital Medical Center, President and Chief Executive Officer since November 1996; Trustee of Cincinnati Children's Hospital Medical Center; Director of Union Central Life; Director of the National Stock Exchange; Chairman of the Board of the Cincinnati Branch of the Federal Reserve Bank of Cleveland. Age 63.

STEFEN F. BRUECKNER, The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since October 1992; Humana, Inc. (insurance), Vice President - Market Operations since July 2001; ProMutual Group (insurance), President and Chief Executive Officer from 1998 to 2000; Anthem Companies, Inc. (insurance), President and Chief Executive Officer from 1995 to 1998. Age 55.

KENNETH A. DRUCKER, Sequa Corporation, 200 Park Avenue, New York, New York 10166; Trustee of The Gateway Trust since April 1986; Sequa Corporation (industrial equipment), Vice President and Treasurer since 1987; Director of Formica Corporation. Age 59.

BEVERLY J. FERTIG, The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since September 1988; National Association of Securities Dealers, Inc., Arbitrator since January 1992. Age 74.

R. S. (DICK) HARRISON, 4040 Mt. Carmel Road, Cincinnati, Ohio 45244; Trustee of The Gateway Trust since April 1996; Retired; Director of Anderson Bank Company of Cincinnati, Ohio. Age 73.

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE GATEWAY TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940. EACH IS A DIRECTOR, OFFICER AND EMPLOYEE OF THE TRUST'S ADVISER, AND AN OFFICER AND A TRUSTEE OF THE TRUST.

WALTER G. SALL, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Chairman of The Gateway Trust since December 1977 and Trustee of The Gateway Trust since April 1986; Gateway Investment Advisers, L.P., Chairman and Chief Executive Officer since 1995; Director of Melmedica Children's Healthcare, Inc.; Director of Anderson Bank Company of Cincinnati, Ohio. Age 60.

J. PATRICK ROGERS, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; President of The Gateway Trust since January 1997 and Trustee of The Gateway Trust since December 1998; Co-Portfolio Manager of the Gateway Fund from 1994 to 1997; Portfolio Manager of the Gateway Fund since 1997; Gateway Investment Advisers, L.P., President since 1995. Age 40.

                                  GATEWAY FUND
             MANAGEMENT INFORMATION - DECEMBER 31, 2004 (UNAUDITED)

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH OFFICER OF THE GATEWAY TRUST AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.

DEBRA M. BROWN, Brown & Associates, 20 Oak Street, Suite 200, Beverly Farms, Massachusetts 01915; Chief Compliance Officer of The Gateway Trust since September 2004; Brown & Associates (compliance consulting firm), Principal since 2000. Age 42.

GARY H. GOLDSCHMIDT, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President and Treasurer of The Gateway Trust since April 2000; Gateway Investment Advisers, L.P., Chief Financial Officer since January 2004 and Controller from 1999 to 2004; Countrywide Fund Services, Inc. (mutual fund service provider), Vice President and Financial Reporting Manager from 1993 to 1999. Age 42.

GEOFFREY KEENAN, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President of The Gateway Trust since April 1996; Gateway Investment Advisers, L.P., Executive Vice President and Chief Operating Officer since December 1995. Age 46.

DONNA M. SQUERI, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Secretary of The Gateway Trust since October 1995; Gateway Investment Advisers, L.P., General Counsel since December 1995 and Chief Compliance Officer since September 2004. Age 45.

The Statement of Additional Information includes additional information regarding the Trustees and is available without charge, upon request, by calling 800.354.6339.

                                    WEB SITE
              For general information regarding the Gateway Fund,
                         visit us at www.gatewayfund.com

                               -------------------

                                  AFFORDABILITY

                        $1,000 Minimum Initial Investment
                       $500 Minimum Initial IRA Investment
                       $100 Minimum Additional Investment
                            No Annual Account Charges
                               No-Fee IRA Account

                               -------------------

                                   CONVENIENCE

                          Automatic Investment Program
                          Systematic Withdrawal Program
                              Telephone Redemptions

                               -------------------

                                   FLEXIBILITY

                   Available for numerous investment options:
                                   Individuals
                                      IRAs
                                     Trusts
                                 Pension Plans
                                Gifts to Minors

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

      (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3) Compliance with applicable governmental laws, rules, and regulations;

      (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5)   Accountability for adherence to the code.

(c) Amendments: During the period covered by this report, the code of ethics was amended in order to substitute the "Chief Compliance Officer of the Adviser" in place of the term "compliance officer of the Trust". Also added were provisions to include the Trust's Chief Compliance Officer for review and reporting purposes. The reasons these amendments were made was to incorporate the newly appointed Trust and Adviser Chief Compliance Officers into the Registrant's code of ethics.

(d) Waivers: During the period covered by this report, the registrant had not granted a waiver, including an implicit waiver, from a provision of the code of ethics.

(e)   Not applicable

(f) A copy of the registrant's amended and restated code of ethics is filed as an exhibit herewith. See Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant's board of trustees has determined that Kenneth A. Drucker is an audit committee financial expert. He is independent for purposes of this
Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a)   AUDIT FEES

FY 2004    $ 51,200
FY 2003    $ 45,600

      (b)   AUDIT-RELATED FEES

           Registrant     Adviser
           ----------     -------
FY 2004       $ 0         $ 7,900
FY 2003       $ 0         $ 7,300

            Nature of Fees. Audit-related services for the Adviser are associated with examination of internal controls related to the Adviser's transfer agent and registrar functions for SEC Rule 17Ad-13 filing.

      (c)   TAX FEES

           Registrant     Adviser
           ----------     -------
FY 2004     $ 10,626        $ 0
FY 2003     $  4,100        $ 0

            Nature of Fees. Tax services for registrant included tax compliance and tax return reviews in 2004 and 2003.

         (d)      ALL OTHER FEES

           Registrant     Adviser
           ----------     -------
FY 2004      $  0         $1,222
FY 2003      $  0         $    0

            Nature of Fees. Other services for Adviser are associated with a sales and use tax refund review engagement.

      (e)   (1)   AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

            Beginning with non-audit service contracts entered into on or after May 6, 2003, the registrant's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. The registrant's Audit Committee has established a policy of requiring specific pre-approval of audit and non-audit services on an engagement-by-engagement basis.

            (2) PERCENTAGES OF FY 2004 NON-AUDIT SERVICES APPROVED BY THE AUDIT COMMITTEE

Audit-Related Fees        100%
Tax Fees                  100%
All Other Fees            100%

      (f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50% of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are as follows:

           Registrant     Adviser
           ----------     -------
FY 2004     $ 10,626      $ 9,122
FY 2003     $  4,100      $ 7,300

      (h) Not applicable. All non-audit services to the registrant's investment adviser were pre-approved by the Audit Committee for FY 2004.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of February 22, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) EX-99.CODE ETH. Registrant's code of ethics that is subject to the disclosure required by Item 2 is filed herewith.

(a)(2) EX-99.CERT. Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are filed herewith.

(b) EX-99.906 CERT. Certification required by Rule 30a-2(b) of the Investment Company Act of 1940 is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Gateway Trust

By /s/ Walter G. Sall
   ----------------------------
   Walter G. Sall, Chairman

Date February 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Walter G. Sall
   -----------------------------
   Walter G. Sall, Chairman

Date February 22, 2005

By /s/ Gary H. Goldschmidt
   -----------------------------
   Gary H. Goldschmidt
   Vice President and Treasurer

Date February 22, 2005